SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      November 22, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-41173           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

        On November 22, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated November 22, 1999.
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.

        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated November 22, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     22-Nov-99

DISTRIBUTION SUMMARY
                                 Pass
        Beginning                Through               Remaining
Class   Balance      Principal   Rate        Interest  Balance
A       374938489.32 19134561.79     5.57750%1916951.14355803927.53
M-1      72000000.00        0.00     5.82750%384615.00 72000000.00
M-2      56000000.00        0.00     6.03750%309925.00 56000000.00
B        44000000.00        0.00     6.65750%268519.17 44000000.00
C *       4000000.00        0.00     4.01095%1391560.73 4000000.00
R               0.00        0.00     0.00000%     0.00        0.00
TOTAL:  550938489.32 19134561.79             4271571.04531803927.53

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                     550938489.32

AMOUNTS PER $1,000 UNIT

                     Beginning                         Remaining
Class   Cusip        Balance     Principal   Interest  Balance
A       92928SAA2      600.86296   30.664362  3.072037  570.198602
M-1     92928SAB0     1000.00000    0.000000  5.341875 1000.000000
M-2     92928SAC8     1000.00000    0.000000  5.534375 1000.000000
B       92928SAD6     1000.00000    0.000000  6.102708 1000.000000
C                     1000.00000    0.000000 347.8901831000.000000

PRINCIPAL DISTRIBUTION BREAKDOWN
        Monthly                              Overcollateralization
        Principal                            Increase
Class   Received     Prepayments Liquidations(Reduction      Total
A          213667.10 18521410.61        0.00 399484.08 19134561.79
M-1             0.00        0.00        0.00      0.00        0.00
M-2             0.00        0.00        0.00      0.00        0.00
B               0.00        0.00        0.00      0.00        0.00

                                             LIBOR:       5.407500%


SEC. 4.03  (i) , (ii), (iii), (v)                      See Page 1

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                    5785
Number of Mortgage Loans outstanding at the
end of the Due Period                                          5610
Pool Principal Balance (Beginning of Due Period)        577738489.3
Pool Principal Balance (End of Due Period)              558603927.5

SEC. 4.03 (vi), (vii)
        Delinquency Information
                     Count       Balance
        30-59 Days            127    11247190
        60-89 Days              8  891256.95
        90+ Days                8   692766.93
        * Excludes Bankruptcies, Foreclosures, and REOs.
                                             Number    Balance
        Loans in Foreclosure (LIF):                764 70144130.18
        Newly Commenced LIF:                       110 10671060.07
        Loans in Bankruptcy                        327 32092488.14
        REO's                                      230 19981021.81

SEC. 4.03  (viii)
        Aggregate Unpaid Interest Shortfall

                     Class A            0.00
                     Class M-1          0.00
                     Class M-2          0.00
                     Class B            0.00
                     Class C      30919278.15
                     Total        30919278.15

SEC. 4.03  (ix)
Required Overcollateralization Amount                  30800000.00
Overcollateralization Amount as of end of the period       30800000

SEC. 4.03 (x)                                Aggregate Amount of
                     Realized Loss           Realized Losses
                        Amount               since Cut-Off
        Class M-1           0.00                  0.00
        Class M-2           0.00                  0.00
        Class B             0.00                  0.00
        Class C             0.00                  0.00
        Total               0.00                  0.00

SEC. 4.03  (xi)
        Weighted Average Remaining Term to Maturity of      334.05

SEC. 4.03  (xii)
        Weighted Average Net Mortgage Rate                 9.72114%

SEC. 4.03  (xiii)
        Pass through Rate on Class A and Subordinate CeSee Page 1
        Pass Through Rate on each Component

                         Component LT-A        4.13614%
                         Component LT-M-1      3.88614%
                         Component LT-M-2      3.67614%
                         Component LT-B        3.05614%
                         Component LT-OC       9.71364%

SEC. 4.03  (xiv)     Senior Enhancement Percentage, as    36.30479%

SEC. 4.03 (xxv)      Servicing Fee                        240724.37

SEC. 4.03 (xxvi)     Available Funds Cap Carryover Amount

                     Available Funds Cap     Amount paid from
                     Carryover Amount        Reserve Account
        Class A             0.00                  0.00
        Class M-1           0.00                  0.00
        Class M-2           0.00                  0.00
        Class B             0.00                  0.00
        Total               0.00                  0.00




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
        SERIES 1998-A

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        Bank One, NA



Dated: November 30, 1999